Exhibit 99.1

PRESS RELEASE

MagnaChip Reports Results for Second Quarter 2020

•	GAAP earnings per share of $0.34 from continuing operations

•	Non-GAAP diluted earnings per share from continuing operations of $0.13

•	Cash of $192.8 million highest since IPO in March 2011; net operating cash flow of $36.0 million, which was the 5th straight quarter of positive operating cash flow

•	Revenue from continuing operations of $118.8 million; reflecting approximately $6 million impact from the strategic exit of non-auto LCD DDIC product line during the second quarter

•	Revenue from standard products business of $109.0 million and the Foundry Services Group of $95.8 million

•	Non-GAAP combined revenue of $204.7 million from total operations exceeded high-end of the guidance range

•	Gross profit margin from continuing operations of 27.0%, 460 bps increase Y/Y

•	Gross profit margin from standard products business of 29.5% and the Foundry Services Group of 32.3%

•	Excluding depreciation benefit of $2 million from discontinued operations, non-GAAP combined gross margin from total operations of 29.7% surpassed high-end of guidance range

SEOUL, South Korea and SAN JOSE, Calif., July 30, 2020 — MagnaChip Semiconductor Corporation (NYSE: MX) (“MagnaChip” or the “Company”) today announced financial results for the second quarter of 2020.

“We executed well and delivered an excellent quarter despite market disruptions caused by COVID-19 by achieving key financial metrics above expectations, said YJ Kim, MagnaChip’s chief executive officer. In addition to delivering outstanding financial results, our team is making substantial progress with the pending sale of our Foundry Services Group business and Fab 4. Based on the progress we made so far, we now anticipate that the transaction likely will close in the third quarter instead of our previous estimate of the September-October timeframe.”

“The new MagnaChip is undergoing a dramatic transformation to accelerate our profitability. While we can’t be completely immune to the risk of COVID-19 and macroeconomic conditions, we will continue our relentless execution to deliver a successful close of the pending transaction and strengthen our business foundation for profitable growth.”

Q2 2020 Financial Highlights

The following table sets forth certain financial and other information relating to the continuing and discontinued operations. Following the execution of the definitive agreement to sell the Foundry business and Fab 4, the Foundry Services Group has been accounted for as a discontinued operations beginning in the first quarter of 2020.

	In thousands of US dollars, except share data
	Q2 2020	Q1 2020	Q/Q change	Q2 2019	Y/Y change
Revenues
Continuing Operations(1)	118,828	120,473	down 1.4%	140,885	down 15.7%
Standard Products Business(1)	108,955	110,736	down 1.6%	132,006	down 17.5%
Foundry Services Group	95,779	86,279	up 11.0%	73,139	up 31.0%
Non-GAAP Combined Total Revenues(2)	204,734	197,015	up 3.9%	205,145	down 0.2%

Gross Profit Margin
Continuing Operations(1)	27.0%	24.2%	up 2.8 pts	22.4%	up 4.6 pts
Standard Products Business(1)	29.5%	26.3%	up 3.2 pts	24.0%	up 5.5 pts
Foundry Services Group(3)	32.3%	24.0%	up 8.3 pts	16.7%	up 15.6 pts
Non-GAAP Combined Total Gross Profit Margin(2)(3)	30.8%	25.3%	up 5.5 pts	21.4%	up 9.4 pts

Net Income (Loss)
Continuing Operations	11,774	(31,078)	up 137.9%	(8,490)	up 238.7%

Diluted Earnings (Loss) per Common Share
Continuing Operations	0.28	(0.89)	up 131.5%	(0.25)	up 212.0%

	In thousands of US dollars, except share data
	Non-GAAP(2)
	Q2 2020	Q1 2020	Q/Q change	Q2 2019	Y/Y change
Continuing Operations
Adjusted Operating Income	10,125	7,281	up 39.1%	9,423	up 7.4%
Adjusted Net Income	4,753	1,092	up 335.3%	3,829	up 24.1%
Adjusted Net Income per Common Share—Diluted	0.13	0.03	up 333.3%	0.11	up 18.2%

	In thousands of US dollars
	GAAP
	Q2 2020	Q1 2020	Q/Q change	Q2 2019	Y/Y change
Revenues—Standard Products Business
Display Solutions	69,176	77,593	down 10.8%	84,261	down 17.9%
Power Solutions	39,779	33,143	up 20.0%	47,745	down 16.7%

(1)

Following the consummation of the sale of the Foundry Services Group business and Fab 4, and for a period up to three years, the Company will provide transitional foundry services to the buyer for Foundry products manufactured in the Company’s fabrication facility located in Gumi (“Transitional Fab 3 Foundry Services”). For the periods prior to the disposal of the Foundry Services Group business and Fab 4, revenue from the Transitional Fab 3 Foundry Services by the Company to the Foundry Services Group (i.e., discontinued operations) is recorded at cost as part of its continuing operations. Management believes that excluding the revenue of the Transitional Fab 3 Foundry Services from the continuing operations (i.e., revenue from standard products business) allows investors to better understand the results of continuing operations of our core standard products display solutions and power solutions businesses.

(2)

Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting MagnaChip’s business and operations and assist in evaluating our core operating performance, as well as providing a meaningful comparison to previous information provided on a basis prior to the discontinued operations classification of the Foundry Services Group. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net income from continuing operations or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of GAAP results to non-GAAP results is included in this press release.

(3)

In the second quarter, depreciation and amortization associated with the assets classified as held-for-sale ceased, which resulted in an increase in gross profit from discontinued operations by approximately $2 million.

Q3 2020 Financial Guidance

On July 20, 2020, our Fab 3 facility in Gumi, South Korea experienced a temporary power outage for approximately 9 hours and 15 minutes as a result of an accident involving branches of a nearby tree falling onto cables connecting one of the electricity pylons that supplies power to the Gumi plant. We are nearly fully operational in our Fab 3 facility as of the date of this earnings report. The accident caused damage to our work-in-process wafers with an estimated total cost of up to approximately $2.3 million. The related impact to our revenue from continuing operations is expected to be negligible. We are currently evaluating potential insurance and other claims that we may have for the above loss and damages.

As we expect to close the pending sale of the Foundry business and Fab 4 in Q3, we will provide a quarterly outlook on continuing operations only. The COVID-19 global pandemic and escalated trade tension are rapidly evolving situations and reduce our forward visibility. While actual results may vary, MagnaChip currently anticipates for Q3 2020:

•	Revenue from the continuing operations to be in the range of $118 million to $124 million, including $9.5 million to $10 million of the Transitional Fab 3 Foundry Services at cost

•	Gross profit margin from continuing operations to be in the range of 25% to 27%

•	Without the estimated power outage impact, gross profit margin from continuing operations would have been in the range of 27% and 29%

Second Quarter 2020 Earnings Conference Call

MagnaChip will host a conference call at 5 p.m. Eastern Time on July 30, 2020. The conference call will be webcast live and also is available by dialing toll-free at 1-844-536-5472. International call-in participants can dial 1-614-999-9318. The conference ID number is 8269223. Participants are encouraged to initiate their calls at least 10 minutes in advance of the 5 p.m. ET start time to ensure a timely connection. The webcast and earnings release will be accessible at www.magnachip.com. A replay of the conference call will be available the same day and will run for 72 hours. The replay dial-in numbers are 1-404-537-3406 or toll-free at 1-855-859-2056. The access code is 8269223.

Safe Harbor for Forward-Looking Statements

Information in this release regarding MagnaChip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include statements about MagnaChip’s future operating and financial performance, outlook and business plans, including third quarter 2020 revenue and gross profit margin expectations, the evaluation and expectation of costs and related revenue impact and timing as a result of the power outage, and the impact of the COVID-19 pandemic and escalated trade tensions on MagnaChip’s third quarter 2020 and future operating results. All forward-looking statements included in this release are based upon information available to MagnaChip as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the impact of changes in macroeconomic and/or general economic conditions, including those caused by or related to the COVID-19 outbreak, recessions, economic instability and the outbreak of disease; the impact of competitive products and pricing; timely design acceptance by our customers; timely introduction of new products and technologies; ability to ramp new products into volume production; industry wide shifts in supply and demand for semiconductor products; industry and/or company overcapacity; effective and cost efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses which can be eliminated; compliance with U.S. and international trade and export laws and regulations by us and our distributors; the risk that the pending sale of our Foundry Services Group business and the Fab 4 facility to Magnus Semiconductor, LLC or one of its wholly owned subsidiaries is not consummated according to our current expectations or at all; public health issues, including the COVID-19 pandemic; other business interruptions that could disrupt supply or delivery of, or demand for, MagnaChip’s products, including uncertainties regarding the impacts of the COVID-19 pandemic that may result in factory closures, reduced workforces, scarcity of raw materials and goods produced in infected areas, as well as reduced consumer and business spending affecting demand for MagnaChip’s products due to government and private sector mandatory business closures, travel restrictions or the like to prevent the spread of disease; and other risks detailed from time to time in MagnaChip’s filings with the SEC, including our Form 10-K filed on February 21, 2020 (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein), our Form 10-Q filed on May 11, 2020 and subsequent registration statements, amendments or other reports that we may file from time to time with the Securities and Exchange Commission and/or make available on our website. MagnaChip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About MagnaChip Semiconductor

MagnaChip is a designer and manufacturer of analog and mixed-signal semiconductor platform solutions for communications, IoT, consumer, industrial and automotive applications. The Company provides a broad range of standard products and manufacturing services to customers worldwide. MagnaChip, with more than 40 years of operating history, owns a portfolio of approximately 2,950 registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through MagnaChip’s website is not a part of, and is not incorporated into, this release.

CONTACTS:

In the United States: So-Yeon Jeong Head of Investor Relations Tel. +1-408-712-6151 Investor.relations@magnachip.com	In Korea: Chankeun Park Director of Public Relations Tel. +82-2-6903-5223 chankeun.park@magnachip.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenues:
Net sales – standard products business	$108,955	$110,736	$132,006	$219,691	$232,270
Net sales – transitional Fab 3 foundry services	9,873	9,737	8,879	19,610	15,882
Total revenues	118,828	120,473	140,885	239,301	248,152
Cost of sales:
Cost of sales – standard products business	76,817	81,606	100,384	158,423	181,625
Cost of sales – transitional Fab 3 foundry services	9,873	9,737	8,879	19,610	15,882
Total cost of sales	86,690	91,343	109,263	178,033	197,507
Gross profit	32,138	29,130	31,622	61,268	50,645
Gross profit as a percentage of standard products business net sales	29.5%	26.3%	24.0%	27.9%	21.8%
Gross profit as a percentage of total revenues	27.0%	24.2%	22.4%	25.6%	20.4%
Operating expenses:
Selling, general and administrative expenses	12,408	12,102	11,095	24,510	23,131
Research and development expenses	11,108	10,509	11,772	21,617	23,816
Other charges	—	554	—	554	—
Total operating expenses	23,516	23,165	22,867	46,681	46,947
Operating income:	8,622	5,965	8,755	14,587	3,698
Interest expense	(5,430)	(5,607)	(5,439)	(11,037)	(11,076)
Foreign currency gain (loss), net	8,469	(30,971)	(11,571)	(22,502)	(22,181)
Loss on early extinguishment of long-term borrowings, net	—	—	—	—	(42)
Other income, net	791	838	551	1,629	1,138
Income (loss) from continuing operations before income tax expense	12,452	(29,775)	(7,704)	(17,323)	(28,463)
Income tax expense	678	1,303	786	1,981	1,582
Income (loss) from continuing operations	11,774	(31,078)	(8,490)	(19,304)	(30,045)
Income (loss) from discontinued operations, net of tax	17,397	7,329	(1,030)	24,726	(13,600)
Net income (loss)	$29,171	$(23,749)	$(9,520)	$5,422	$(43,645)
Basic earnings (loss) per common share—
Continuing operations	$0.34	$(0.89)	$(0.25)	$(0.55)	$(0.88)
Discontinued operations	0.50	0.21	(0.03)	0.71	(0.40)
Total	$0.84	$(0.68)	$(0.28)	$0.16	$(1.28)
Diluted earnings (loss) per common share—
Continuing operations	$0.28	$(0.89)	$(0.25)	$(0.55)	$(0.88)
Discontinued operations	0.37	0.21	(0.03)	0.71	(0.40)
Total	$0.65	$(0.68)	$(0.28)	$0.16	$(1.28)
Weighted average number of shares—
Basic	35,092,312	34,893,157	34,245,127	34,992,734	34,220,141
Diluted	46,474,237	34,893,157	34,245,127	34,992,734	34,220,141

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except share data)

(Unaudited)

	June 30, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$192,824	$151,657
Accounts receivable, net	48,548	47,447
Inventories, net	45,511	41,404
Other receivables	10,406	10,200
Prepaid expenses	8,598	9,003
Hedge collateral	11,740	9,820
Other current assets	7,405	10,013
Current assets held for sale	205,086	99,821
Total current assets	530,118	379,365
Property, plant and equipment, net	69,110	73,068
Operating lease right-of-use assets	1,182	1,876
Intangible assets, net	2,590	2,769
Long-term prepaid expenses	2,936	5,757
Other non-current assets	9,212	9,059
Non-current assets held for sale	—	123,434
Total assets	$615,148	$595,328
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$42,366	$40,376
Other accounts payable	4,049	6,410
Accrued expenses	45,735	44,799
Operating lease liabilities	1,053	1,625
Current portion of long-term borrowings, net	82,706	—
Other current liabilities	5,481	3,583
Current liabilities held for sale	146,569	37,040
Total current liabilities	327,959	133,833
Long-term borrowings, net	223,242	304,743
Accrued severance benefits, net	49,927	51,181
Other non-current liabilities	7,845	9,671
Non-current liabilities held for sale	—	110,881
Total liabilities	608,973	610,309
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 44,248,706 shares issued and 35,143,033 outstanding at June 30, 2020 and 43,851,991 shares issued and 34,800,312 outstanding at December 31, 2019	443	439
Additional paid-in capital	155,591	152,404
Accumulated deficit	(52,709)	(58,131)
Treasury stock, 9,105,673 shares at June 30, 2020 and 9,051,679 shares at December 31, 2019, respectively	(107,649)	(107,033)
Accumulated other comprehensive income (loss)	10,499	(2,660)
Total stockholders’ equity (deficit)	6,175	(14,981)
Total liabilities and stockholders’ equity	$615,148	$595,328

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars)

(Unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2020	June 30, 2020	June 30, 2019
Cash flows from operating activities
Net income (loss)	$29,171	$5,422	$(43,645)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	2,544	10,479	16,505
Provision for severance benefits	5,108	10,179	6,406
Amortization of debt issuance costs and original issue discount	607	1,205	1,134
Loss (gain) on foreign currency, net	(12,083)	26,397	24,609
Restructuring and other charges	141	141	732
Provision for inventory reserves	1,463	2,033	8,940
Stock-based compensation	1,643	2,528	1,441
Loss on early extinguishment of long-term borrowings, net	—	—	42
Other	(218)	(111)	(494)
Changes in operating assets and liabilities
Accounts receivable, net	9,992	(438)	(20,974)
Unbilled accounts receivable, net	3,996	10,933	6,201
Inventories	(9,197)	(14,060)	(7,351)
Other receivables	(1,915)	67	(2,969)
Other current assets	3,838	4,747	5,929
Accounts payable	2,959	4,947	32,137
Other accounts payable	(4,325)	(5,898)	(3,960)
Accrued expenses	4,878	161	2,880
Other current liabilities	158	1,220	(7,491)
Other non-current liabilities	(570)	1,238	1,716
Payment of severance benefits	(2,192)	(4,272)	(4,579)
Other	(1)	147	(54)
Net cash provided by operating activities	35,997	57,065	17,155
Cash flows from investing activities
Proceeds from settlement of hedge collateral	1,616	5,855	4,627
Payment of hedge collateral	—	(7,841)	(8,395)
Purchase of property, plant and equipment	(5,491)	(8,842)	(15,000)
Payment for intellectual property registration	(244)	(473)	(642)
Collection of guarantee deposits	—	47	388
Payment of guarantee deposits	(571)	(571)	(1,330)
Other	13	21	193
Net cash used in investing activities	(4,677)	(11,804)	(20,159)
Cash flows from financing activities
Repurchase of long-term borrowings	—	—	(1,175)
Proceeds from exercise of stock options	663	663	149
Acquisition of treasury stock	—	(1,021)	(2,588)
Repayment of financing related to water treatment facility arrangement	(132)	(267)	(281)
Repayment of principal portion of lease liabilities	(59)	(119)	(118)
Net cash provided by (used in) financing activities	472	(744)	(4,013)
Effect of exchange rates on cash and cash equivalents	3,739	(3,350)	(1,668)
Net increase (decrease) in cash and cash equivalents	35,531	41,167	(8,685)
Cash and cash equivalents
Beginning of the period	157,293	151,657	132,438
End of the period	$192,824	192,824	123,753

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands of US dollars)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operating income	$8,622	$5,965	$8,755	$14,587	$3,698
Adjustments:
Equity-based compensation expense	1,503	762	668	2,265	1,231
Others	—	554	—	554	585
Adjusted Operating Income	$10,125	$7,281	$9,423	$17,406	$5,514

We present Adjusted Operating Income as supplemental measures of our performance. We define Adjusted Operating Income for the periods indicated as operating income adjusted to exclude (i) Equity-based compensation expense and (ii) Others. Others include non-recurring professional fees and expenses incurred in connection with certain treasury and finance initiatives for the three months ended March 31, 2020, and a $0.6 million legal settlement charge related to dispute with a prior customer and a legal expense related to the indemnification of a former employee, which is borne by us under a negotiated separation agreement for the three months ended March 31, 2019.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)

(In thousands of US dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Income (loss) from continuing operations	$11,774	$(31,078)	$(8,490)	(19,304)	(30,045)
Adjustments:
Interest expense, net	4,736	4,930	4,852	9,666	9,911
Income tax expense	678	1,303	786	1,981	1,582
Depreciation and amortization	2,544	2,570	2,551	5,114	5,102
EBITDA	19,732	(22,275)	(301)	(2,543)	(13,450)
Equity-based compensation expense	1,503	762	668	2,265	1,231
Foreign currency loss (gain), net	(8,469)	30,971	11,571	22,502	22,181
Derivative valuation loss (gain), net	(55)	(117)	80	(172)	136
Loss on early extinguishment of long-term borrowings, net	—	—	—	—	42
Others	—	554	—	554	585
Adjusted EBITDA	12,711	9,895	12,018	22,606	10,725
Income (loss) from continuing operations	$11,774	$(31,078)	$(8,490)	$(19,304)	$(30,045)
Adjustments:
Equity-based compensation expense	1,503	762	668	2,265	1,231
Foreign currency loss (gain), net	(8,469)	30,971	11,571	22,502	22,181
Derivative valuation loss (gain), net	(55)	(117)	80	(172)	136
Loss on early extinguishment of long-term borrowings, net	—	—	—	—	42
Others	—	554	—	554	585
Adjusted Net Income (Loss)	$4,753	$1,092	$3,829	$5,845	$(5,870)
Adjusted Net Income (Loss) per common share—
- Basic	$0.14	$0.03	$0.11	$0.17	$(0.17)
- Diluted	$0.13	$0.03	$0.11	$0.16	$(0.17)
Weighted average number of shares – basic	35,092,312	34,893,157	34,245,127	34,992,734	34,220,141
Weighted average number of shares – diluted	36,330,083	35,883,200	34,965,562	36,248,039	34,220,141

We present Adjusted EBITDA and Adjusted Net Income (Loss) as supplemental measures of our performance. We define Adjusted EBITDA for the periods indicated as EBITDA (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net, (iv) Loss on early extinguishment of long-term borrowings, net and (v) Others. Others include non-recurring professional fees and expenses incurred in connection with certain treasury and finance initiatives for the three months ended March 31, 2020, and a $0.6 million legal settlement charge related to dispute with a prior customer and a legal expense related to the indemnification of a former employee, which is borne by us under a negotiated separation agreement for the three months ended March 31, 2019. EBITDA for the periods indicated is defined as Income (loss) from continuing operations before interest expense, net, income tax expense and depreciation and amortization. We prepare Adjusted Net Income (Loss) by adjusting income (loss) from continuing operations to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Net Income (Loss) is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Net Income (Loss) for the periods as income (loss) from continuing operations, adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net, (iv) Loss on early extinguishment of long-term borrowings, net and (v) Others. Others include non-recurring professional fees and expenses incurred in connection with certain treasury and finance initiatives for the three months ended March 31, 2020, and a $0.6 million legal settlement charge related to dispute with a prior customer and a legal expense related to the indemnification of a former employee, which is borne by us under a negotiated separation agreement for the three months ended March 31, 2019.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP COMBINED RESULTS OF OPERATIONS

(In thousands of US dollars)

(Unaudited)

Three Months Ended June 30, 2020
	Continuing Operations		Discontinued Operations		Combined
	Standard	Transitional	Foundry	Transitional
		Fab 3		Fab 3
Combined results of operations (non-GAAP):	products	foundry	Services	foundry
	business	services	Group	services
Net sales	$108,955	$9,873	$95,779	$(9,873)	$204,734
Gross profit margin	29.5%	—	32.3%	—	30.8%

Three Months Ended June 30, 2019
	Continuing Operations		Discontinued Operations		Combined
	Standard	Transitional	Foundry	Transitional
		Fab 3		Fab 3
Combined results of operations (non-GAAP):	products	foundry	Services	foundry
	business	services	Group	services
Net sales	$132,006	$8,879	$73,139	$(8,879)	$205,145
Gross profit margin	24.0%	—	16.7%	—	21.4%

Six Months Ended June 30, 2020
	Continuing Operations		Discontinued Operations		Combined
	Standard	Transitional	Foundry	Transitional
		Fab 3		Fab 3
Combined results of operations (non-GAAP):	products	foundry	Services	foundry
	business	services	Group	services
Net sales	$219,691	$19,610	$182,058	$(19,610)	$401,749
Gross profit margin	27.9%	—	28.3%	—	28.1%

Six Months Ended June 30, 2019
	Continuing Operations		Discontinued Operations		Combined
	Standard	Transitional	Foundry	Transitional
		Fab 3		Fab 3
Combined results of operations (non-GAAP):	products	foundry	Services	foundry
	business	services	Group	services
Net sales	$232,270	$15,882	$130,255	$(15,882)	$362,525
Gross profit margin	21.8%	—	12.2%	—	18.4%